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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     November 4, 1996
                                                     (August 29, 1996)



                             NEW PLAN REALTY TRUST
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              (Exact Name of Registrant as Specified in Charter)


       Massachusetts             0-7532           13-1995781
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(State or Other Jurisdiction   (Commission      (IRS Employer
   of Incorporation)           File Number)    Identification No.)


      1120 Avenue of the Americas, New York, New York      10036
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             (Address of Principal Executive Offices)  (Zip Code)


     Registrant's telephone number, including area code       (212) 869-3000
                                                              --------------


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         (Former Name or Former Address, if Changed Since Last Report)


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

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 4, 1996

                                   NEW PLAN REALTY TRUST


                                   By:/s/ Michael I. Brown
                                      ----------------------------
                                      Michael I. Brown
                                      Chief Financial Officer and
                                      Controller

Item 2.   Acquisition or disposition of assets

          New Plan Realty Trust (the "Trust) purchased nine properties for an aggregate purchase price of approximately $75.4 million, which was paid in cash and was the estimated fair market value of such properties. Additional information regarding the nine properties is set forth below.


                  Date of                                          Occupancy
Property        Acquisition   Acres   Units       Seller        at Acquisition

Goldcrest          8/29/96      9      173      Goldcrest              93%
Apartments                                      Apartments Ltd
Cincinnati, OH

Cambridge Park     8/29/96     14      196      Princeton              89%
Apartments                                      Square Village
Cincinnati, OH                                  Partners

Riverchase         8/29/96      5      203      YCT Apartments Ltd     91%
Apartments
Newport, KY

Woodbridge         8/29/96     19      220      Woodbridge Apts Ltd    93%
Apartments
Nashville, TN

Landmark Estates   8/29/96      9       92      Landmark               96%
Apartments                                      Estates II LP
East Ridge, TN

Regency Club       9/16/96     17      232      Labcor IV LP           94%
Apartments
Evansville, IN

Sherwood Acres    10/31/96     26      620      Sherwood Partners LP   98%
Apartments
Baton Rouge, LA

Willow Bend Lake  10/31/96     25      360      Willow Bend Lake       96%
Apartments                                      Partners LP
Baton Rouge, LA

Forestwood        10/31/96     11      272      Forestwood             96%
Apartments                                      Partners LP
Baton Rouge, LA

     Audited statements of revenue and certain operating expenses for the year ended July 31, 1996 and pro forma financial information reflecting the acquisition of the nine properties are included in this Current Report on Form 8-K.

1 To be completed when closed.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

          (a) and (b)    Financial Statements of Businesses Acquired and Pro
                         Forma Financial Information.

          1. Report of Eichler, Bergsman & Co., LLP, Independent Certified Public Accountants, dated October 10, 1996.

          2. Certain properties acquired - Historical Summary of Combined Revenues and Certain Operating Expenses for the year ended July 31, 1996.

          3. In addition, the following pro forma financial information is provided to reflect all nine properties acquired:

               (i) New Plan Realty Trust and Subsidiaries - Information pursuant to Rule 3-14 of Regulation S-X.

               (ii) New Plan Realty Trust and Subsidiaries - Pro forma
                    condensed consolidated financial statement (unaudited):

                    (a) Pro forma condensed consolidated statement of income for the year ended July 31, 1996.

                    (b) Pro forma condensed consolidated balance sheet as of July 31, 1996.

                    (c) Notes to pro forma condensed consolidated financial statements.

     (c)  Exhibits

          Included herewith is Exhibit No. 23, the Consent of the Independent Accountants.

New Plan Realty Trust
1120 Avenue of the Americas
New York, New York 10036


                         INDEPENDENT AUDITOR'S REPORT
                         ----------------------------

We have audited the accompanying Historical Summary of Combined Revenues and Certain Operating Expenses of Goldcrest Apartments, Cambridge Park Apartments, Riverchase Apartments, Woodbridge Apartments, Landmark Estates Apartments, Regency Club Apartments, Sherwood Acres Apartments, Willow Bend Lake Apartments and Forestwood Apartments (the "Properties") for the year ended July 31, 1996. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation and general and administrative expenses for the period and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.


                              EICHLER, BERGSMAN & CO., LLP


New York, New York
October 10, 1996

                          CERTAIN PROPERTIES ACQUIRED
    HISTORICAL SUMMARY OF COMBINED REVENUES AND CERTAIN OPERATING EXPENSES
                       FOR THE YEAR ENDED JULY 31, 1996
                                (IN THOUSANDS)


Rental income                                                  $13,526

     Repairs and maintenance                $1,223
     Real estate taxes                         774
     Other operating expenses                3,107               5,104
                                             -----               -----

Excess of revenues over certain
 operating expenses                                            $ 8,422
                                                               =======


NOTE:

The Historical Summary of Combined Revenues and Certain Operating Expenses relates to the operation of Goldcrest Apartments, Cambridge Park Apartments, Riverchase Apartments, Woodbridge Apartments, Landmark Estates Apartments, Regency Club Apartments, Sherwood Acres Apartments, Willow Bend Lake Apartments and Forestwood Apartments (the "Properties") while under ownership previous to New Plan Realty Trust. The Properties are residential apartment complexes.

The summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

                    NEW PLAN REALTY TRUST AND SUBSIDIARIES
              INFORMATION PURSUANT TO RULE 3-14 OF REGULATION S-X


Part I    MANAGEMENT ASSESSMENT

          Management's assessment of the nine properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the nine properties, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM CERTAIN PROPERTIES ACQUIRED (UNAUDITED)

a. The following presents an estimate of taxable operating income and funds generated from the operation of the acquired nine properties for the year ended July 31, 1996 based on the Historical Summary of Combined Revenues and Certain Operating Expenses. These estimated results do not purport to present expected results of operations for the nine properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of taxable operating income (In Thousands)

Operating income before depreciation expense                 $8,422

Less:

Estimated depreciation                                        1,508
                                                             ------
Estimated taxable operating income                           $6,914
                                                             ======

Estimates of funds generated:

Estimates taxable operating income                           $6,914

Add: Estimated depreciation                                   1,508
                                                             ------
Estimate of funds generated                                  $8,422
                                                             ======

____________________

b. Estimated taxable income for New Plan Realty Trust (including the nine properties) for the year ended July 31, 1996 is approximately the same as Pro Forma net income reported on the Pro Forma Condensed Statement of Income (Unaudited).

                    NEW PLAN REALTY TRUST AND SUBSIDIARIES
      NOTES TO ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED
                       FROM CERTAIN PROPERTIES ACQUIRED
                                  (UNAUDITED)


Basis of Presentation

     1. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

     2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

                    NEW PLAN REALTY TRUST AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


     The pro forma condensed consolidated statement of income for the year ended July 31, 1996 reflects the acquisition of the nine properties as if the transactions had occurred on August 1, 1995. This pro forma information is based on the historical statement of the Trust after giving effect to the acquisition of the nine properties.

     The following unaudited condensed consolidated balance sheet as of July 31, 1996 reflects the acquisition of the nine properties.

     The unaudited pro forma condensed consolidated financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed consolidated statement of income may not be indicative of the results that would have actually occurred had the acquisitions been made on the date indicated or that may be achieved in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with New Plan Realty Trust's audited consolidated financial statements as of July 31, 1996 and for the year then ended and the accompanying notes (which are contained in the Trust's Form 10-K for the year ended July 31, 1996).

                    NEW PLAN REALTY TRUST AND SUBSIDIARIES
       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                           YEAR ENDED JULY 31, 1996

                  (In thousands except for per share amounts)

                                    HISTORICAL      PRO FORMA
                     AS REPORTED   ACQUISITION      ADJUSTMENTS   PRO FORMA
                     -----------   -----------      -----------   ---------

RENTAL REVENUES         $162,821       $13,526                     $176,347
INTEREST AND DIVIDENDS     4,785                    ($1,120) (2)      3,665
                         ----------------------------------         --------
                         167,606        13,526       (1,120)        180,012

OPERATING EXPENSES        57,302                      5,104          62,406
DEPRECIATION EXPENSE      20,004                      1,508  (2,3)   21,512
INTEREST EXPENSE                        17,561        3,490  (2)     21,051
                         ----------------------------------         --------
                          72,739         8,422       (6,118)         75,043

OTHER DEDUCTIONS           2,616                                      2,616
OTHER INCOME                 398                                        398
                         ----------------------------------         --------

NET INCOME              $ 70,521       $ 8,422      ($6,118)       $ 72,825
                         ==================================         ========

NET INCOME PER SHARE    $   1.25                                   $   1.29
AVERAGE SHARES
  OUTSTANDING             56,484                                     56,484


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                    NEW PLAN REALTY TRUST AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                              AS OF JULY 31, 1996
                                (In Thousands)

                                               PRO FORMA
                              AS REPORTED      ADJUSTMENTS (1)   PRO FORMA
                              -----------      -----------       ---------
ASSETS:

REAL ESTATE                    $895,418         $75,415          $970,833
CASH, CASH EQUIVALENTS,
  MARKETABLE SECURITIES AND
  OTHER INVESTMENTS              29,993         (27,993)            2,000
OTHER                            19,983                            19,983
                                 ------         --------         --------

  TOTAL ASSETS                 $945,394         $47,422          $992,816
                               ========         =======          ========

LIABILITIES:

MORTGAGES PAYABLE              $ 48,936                          $ 48,936
NOTES PAYABLE                   208,990         $47,422           256,412
OTHER LIABILITIES                28,114                            28,114
                               --------         -------          --------
                                286,040          47,422           333,462
SHAREHOLDERS' EQUITY            659,354                           659,354
                               --------         -------          --------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY           $945,394         $47,422          $992,816
                               ========         =======          ========


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                    NEW PLAN REALTY TRUST AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL STATEMENTS (UNAUDITED)


1. Pro Forma Adjustments reflect the acquisition of the nine properties using cash on hand and increased borrowing.

2. Pro Forma Adjustments to the unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended July 31, 1996 include adjustments to reflect the acquisition of the nine properties as if they had been
     acquired on August 1, 1995.  (See Note 3.)   These adjustments include a
     reduction in interest income due to the use of cash and cash equivalents to purchase the aforementioned properties and an increase in interest expense due to an increase in debt to partially finance such acquisitions. The interest rate used for calculating the reduction in interest income was 4%, representing the average rate of interest earned on the Trust's cash balances. The interest rate used for calculating the interest expense was approximately 7.4%, the weighted average interest rate on notes payable.

3. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

                                 EXHIBIT INDEX


Exhibit Number           Description
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     23                  Consent of Independent Accountants